Securities and Exchange Commission
Washington, DC 20549

Form 8-K/A
Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 28, 2003

KBF Pollution Managment, Inc.

(Exact Name of Registrant as Specified in its Charter)

State of New York 33-20954 11-2687588
(State or Other Jurisdiction of Incorporation) (Commission File Number) (IRS Employer Identification No.)

One Jasper Street, Paterson NJ 07522
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code 973-942-7700

(Former Name or Former Address, if Changed Since Last Report)

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) Effective January 28, 2003, KBF Pollution Management, Inc. (the "Company"), a New York corporation, dismissed Irving Handel & Co. as its independent auditor. The decision to dismiss Irving Handel & Co. was recommended and approved by the Audit Committee of the Company’s Board of Directors and approved by the Company’s Board of Directors.

Irving Handel & Co. was retained as the Company’s independent auditor on December 20, 1996. Irving Handel & Co.'s reports on the financial statements of the Company for the fiscal years ended December 31, 2000 and December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2000 and December 31, 2001 and the interim periods between December 31, 2001 and January 28, 2003, there were no disagreements between the Company and Irving Handel & Co. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Irving Handel & Co., would have caused it to make reference to the subject matter of the disagreements in connection with its report. During the fiscal years ended December 31, 2000 and December 31, 2001 and the interim periods between December 31, 2001 and January 28, 2003, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission).

The Company provided Irving Handel & Co. a copy of the foregoing disclosures. Attached as Exhibit 16.1 to this Report is a copy of Irving Handel & Co.’s letter dated January 28, 2003 stating that it has found no basis for disagreement with such statements.

(b) The Company has engaged WithumSmith + Brown as its new independent auditor, effective January 29, 2003. During the fiscal years ended December 31, 2000 and December 31, 2001 and the interim periods between December 31, 2001 and January 28, 2003, the Company did not consult with WithumSmith + Brown regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any matter that was either the subject of a disagreement (as described above) or a reportable event.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
(c) The following exhibits are filed herewith:
EXHIBIT NO. DESCRIPTION
Exhibit 16.1 Letter of Irving Handel & Co. regarding change in certifying accountant.

EXHIBIT 16.1

IRVING HANDEL & CO.
Certified Public Accountants
112 Irving Place
Woodmere, NY 11598

Tel: 516-295-9290
Fax: 516-295-9298

February 11, 2003

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street NW
Washington, DC 20549

RE: KBF Pollution Management, Inc.
To Whom It May Concern:

We have read the first four paragraphs of Item 4 included in the Form 8-K/A dated February 11, 2003 of KBF Pollution Management, Inc. to be filed with the Securities and Exchange Commission and have found no basis for disagreement with the statements contained therein.

Very truly yours,
IRVING HANDEL & CO.

CC: Mr. Kevin Kreisler, President
KBF Pollution Management, Inc.
1 Jasper Street
Paterson, NJ 07522

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBF Pollution Managment, Inc.

Date: February 11, 2003	By: /s/ Kevin Kreisler
Kevin Kreisler
President